Income taxes	12 Months Ended
Mar. 31, 2014
Income taxes

16. Income taxes:

Total income taxes for the fiscal years ended March 31, 2012, 2013 and 2014 comprised the following:

	Millions of yen
	2012	2013	2014
Income from continuing operations	¥391,798	¥323,059	¥307,979
Other comprehensive income (loss)	(16,842)	23,828	20,025

Total income taxes	¥374,956	¥346,887	¥328,004

For the fiscal years ended March 31, 2012, 2013 and 2014, NTT DOCOMO, INC. and its domestic subsidiaries were subject to a National Corporate Tax of 30%, 28%, and approximately 28%, a Corporate Inhabitant Tax of approximately 6%, 5%, and 5%, respectively and a deductible Corporate Enterprise Tax and Special Local Corporate Tax of approximately 8%. The rate of the Corporate Inhabitant Tax and Corporate Enterprise Tax differs depending on the municipality.

The aggregate statutory income tax rates for the fiscal years ended March 31, 2012, 2013 and 2014 were 40.8%, 38.1% and 38.1%, respectively. The actual effective income tax rates for the fiscal years ended March 31, 2012, 2013 and 2014 were 44.7%, 38.8% and 37.0%, respectively.

Reconciliation of the difference of the actual effective income tax rate and the statutory income tax rate of DOCOMO is as follows:

	2012	2013	2014
Statutory income tax rate	40.8%	38.1%	38.1%
Expenses not deductible for tax purposes	0.4	0.4	0.1
Research and other credits	(0.7)	(0.9)	(0.8)
Change in valuation allowance	0.9	1.5	1.1
Effect of enacted changes in tax laws and rates	4.7	0.3	1.0
Effect of consolidation of affiliates	—	0.3	—
Effect of outside basis differences of equity method investment	(1.2)	(1.4)	(3.1)
Other	(0.2)	0.5	0.6

Actual effective income tax rate	44.7%	38.8%	37.0%

The amendments to the Japanese corporate tax law were enacted on November 30, 2011, and the corporate tax rate had been changed effectively from April 1, 2012. The aggregate statutory income tax rate declined from 40.8% to 38.1% or 35.8% to be used in measuring deferred tax assets and liabilities after the enactment date, resulting from temporary differences that are expected to be recovered or settled during the fiscal years from April 1, 2012 to March 31, 2015, or April 1, 2015 and thereafter. Due to the change in the enacted tax rates, net deferred tax assets as of enactment date decreased by ¥36,454 million, and the adjustment to deferred tax assets and liabilities as of enactment date amounted to ¥36,454 million is recorded in the “Income taxes – deferred” on the consolidated statements of income. Net income attributable to NTT DOCOMO, INC. decreased by ¥36,582 million as of enacted date.

The amendments to the Japanese corporate tax law were enacted on March 20, 2014, and the corporate tax rate was changed effectively from April 1, 2014. The aggregate statutory income tax rate declined from 38.1% to 35.8% to be used in measuring deferred tax assets and liabilities after the enactment date, resulting from temporary differences that are expected to be recovered or settled during the fiscal year from April 1, 2014 and thereafter. The impact of the change in the enacted tax rate on DOCOMO’s financial results was insignificant.

Deferred income taxes result from temporary differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Significant components of deferred tax assets and liabilities as of March 31, 2013 and 2014 were as follows:

	Millions of yen
	2013	2014
Deferred tax assets:
Investments in affiliates	¥81,764	¥108,244
Property, plant and equipment and intangible assets	72,658	74,996
Liability for employees’ retirement benefits	60,771	57,662
Accrued liabilities for loyalty programs	74,683	55,409
Operating loss carryforwards	24,844	37,566
Deferred revenues regarding “Nikagetsu Kurikoshi” (2-month carry-over)	16,769	13,000
Accrued enterprise tax	11,270	11,754
Marketable securities and other investments	11,766	11,255
Compensated absences	11,780	11,156
Receivables held for sale	—	10,276
Accrued bonus	7,145	6,263
Inventories	6,316	3,373
Accrued commissions to agent resellers	5,913	3,104
Asset retirement obligations	3,762	1,893
Other	16,030	12,545

Sub-total deferred tax assets	¥405,471	¥418,496
Less: Valuation allowance	(28,158)	(39,641)

Total deferred tax assets	¥377,313	¥378,855

Deferred tax liabilities:
Investments in affiliates	¥18,187	¥22,980
Unrealized holding gains on available-for-sale securities	16,441	19,284
Identifiable intangible assets	7,555	10,033
Other	462	4,963

Total deferred tax liabilities	¥42,645	¥57,260

Net deferred tax assets	¥334,668	¥321,595

The components of net deferred tax assets included in the consolidated balance sheets as of March 31, 2013 and 2014 were as follows:

	Millions of yen
	2013	2014
Deferred tax assets (Current assets)	¥70,784	¥61,592
Deferred tax assets (Non-current investments and other assets)	273,084	269,500
Other current liabilities	(4)	(199)
Other long-term liabilities	(9,196)	(9,298)

Total	¥334,668	¥321,595

As of March 31, 2014, DOCOMO’s certain subsidiaries had operating loss carryforwards for tax purposes of ¥143,296 million, which may be used as a deduction in determining taxable income in future periods. The period available to offset future taxable income varies in each tax jurisdiction as follows:

Millions of yen
2014
Within 5 years	¥18,122
6 to 20 years	95,768
Indefinite periods	29,406

Total	¥143,296

As of and for the fiscal years ended March 31, 2012, 2013 and 2014, DOCOMO had no material unrecognized tax benefits. DOCOMO does not believe that there will be any significant increases or decreases in reserve for unrecognized tax benefits within the next 12 months. The total amounts of interest and penalties related to unrecognized tax benefits for the fiscal years ended March 31, 2012, 2013 and 2014 are immaterial.

In assessing the realizability of deferred tax assets, DOCOMO considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences and tax loss carry-forwards become deductible. DOCOMO considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. The realizability of all of DOCOMO’s deferred tax assets is substantially dependent upon the generation of future book income and DOCOMO anticipates continuing to generate substantial book income.

The net changes in the total valuation allowance were an increase of ¥8,342 million for the fiscal year ended March 31, 2012, and an increase of ¥17,478 million for the fiscal year ended March 31, 2013, and an increase of ¥11,483 million for the fiscal year ended March 31, 2014, respectively. DOCOMO believes that it is more likely than not that the deferred tax assets less valuation allowances of certain subsidiaries will be realized; however, that assessment could change in the near term if estimates of future taxable income during the carry-forward period are reduced.

DOCOMO mainly files income tax returns in Japan. DOCOMO is no longer subject to regular income tax examination by the tax authority for and before the fiscal year ended March 31, 2013.

DOCOMO does not disclose amounts applicable to foreign income taxes separately because amounts applicable to foreign income from continuing operations and to foreign income taxes are immaterial.

Other taxes—

The consumption tax rate for all taxable goods and services, with minor exceptions, is 5%. Consumption tax payable or receivable is determined based on consumption taxes levied on operating revenues offset by consumption taxes directly incurred by DOCOMO when purchasing goods and services.